Exhibit 10.1

Execution Version

FIRST FORBEARANCE AGREEMENT AND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST FORBEARANCE AGREEMENT AND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of October 15, 2020, by and among Gulfport Energy Corporation, a Delaware corporation, as borrower (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto, each Swap Lender party hereto, each Cash Management Party party hereto and The Bank of Nova Scotia, individually as a Lender (“Scotiabank”), as administrative agent for the Lenders (in such capacity, “Agent”) and as L/C Issuer.

RECITALS

A. Borrower, Agent and certain financial institutions as Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 27, 2013 (as has been or may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrower and the other Loan Parties.

B. As of the date hereof, the event identified on Exhibit A hereto (the “Specified Default”) is expected to occur prior to the expiration of the Forbearance Period (as hereinafter defined).

C. Borrower has requested that during the Forbearance Period, Agent and Lenders constituting the Majority Lenders (the Agent, the Lenders party hereto, the Swap Lenders party hereto and the Cash Management Parties party hereto are sometimes referred to herein individually as a “Lender Party,” and collectively as the “Lender Parties”) agree to temporarily waive the Specified Default in accordance with the terms of this Agreement and forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties arising from the occurrence and continuation of the Specified Default, notwithstanding the existence of the Specified Default and subject to the terms and conditions set forth herein.

D. Subject to the terms and conditions set forth herein, the Lender Parties have agreed to forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Default to permit the Loan Parties an opportunity to effectuate a restructuring.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Confirmation by Borrower of Obligations and Specified Default. Each Loan Party acknowledges and agrees that as of October 15, 2020 the aggregate principal balance of the Total Outstandings under the Credit Agreement is at least $599,170,598, and that the respective principal balances of the various Loans and the L/C Obligations as of such date were not less than the following:

Loans (excluding L/C Obligations)	$355,456,759
L/C Obligations	$243,713,839

The foregoing amounts do not include interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents.

(a) Each Loan Party acknowledges and agrees that (i) the Specified Default constitutes a material Event of Default that has occurred and is continuing as of the date hereof or is expected to occur during the Forbearance Period, as the case may be, (ii) the Specified Default will not be cured during the Forbearance Period and (iii) except for the Specified Default, no other Events of Default under the Credit Agreement and the other Loan Documents and no other Events of Default or Termination Events (each howsoever defined) under the Lender Swap Contracts have occurred and are continuing as of the date hereof, or are expected to occur during the Forbearance Period, as the case may be. Prior to the effectiveness of this Agreement, the Specified Default upon its occurrence: (x) relieves the Lender Parties from any obligation to extend any Loan or provide other financial accommodations under the Credit Agreement or other Loan Documents (including consenting to Borrower’s use of cash collateral) and (y) permits the Lender Parties to, among other things, (A) suspend or terminate any commitment to provide Loans or make other extensions of credit under any or all of the Credit Agreement and the other Loan Documents, (B) accelerate all or any portion of the Obligations, (C) charge default interest pursuant to Section 2.07(b)(iii) of the Credit Agreement (the “Default Rate”) with respect to the principal amount of all outstanding Obligations effective from and after the date the Specified Default occurs, (D) terminate Borrower’s ability to obtain or maintain Eurodollar Rate Loans, (E) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (F) foreclose or otherwise realize on any or all of the Collateral and/or appropriate, set-off and apply to the payment of any or all of the Obligations, any or all of the Collateral, and/or (G) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, the other Loan Documents or applicable law.

(b) The Borrower hereby requests reduction in the principal amount of the Loan Notice dated October 8, 2020, to request a Borrowing of Loans in the principal amount of $10,000,000 (as so reduced, the “Specified Draw Request”).

(c) Within two Business Days following the Forbearance Effective Date, the Borrower shall pay a consent fee to the Administrative Agent for the account of each Lender that delivers a signature page to this Agreement to the Administrative Agent on or before 5:00 p.m. Central time on October 15, 2020, in an amount equal to 0.20% of such Lender’s Pro Rata Share of the Total Outstandings on October 16, 2020.

SECTION 3. Temporary Waiver; Forbearance; Forbearance Default Rights and Remedies.

(a) In consideration of the Loan Parties’ timely compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Loan Parties set forth herein, subject to the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, from the Forbearance Effective Date (as defined below) until the occurrence of a Termination Event (as defined below), each Lender party hereto hereby agrees to waive and, if necessary, to direct the Agent to waive (the “Waiver”) the Specified Default. Upon the occurrence of a Termination Event, unless otherwise cured prior to such Termination Event, the Specified Default shall automatically be deemed to be an Event of Default, retroactive to the date that the Specified Default occurred. The limited and temporary waiver set forth in this Section 3 (the “Limited Waiver”) is limited to the extent expressly set forth herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document shall in any way be affected hereby. The Limited Waiver is granted only with respect to the Specified Default, and shall not apply to any other breach of the terms of the Credit Agreement, or any actual or prospective default or breach of any other provision of the Credit Agreement or any other Loan Document. The Limited Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than the Specified Default specifically and expressly waived in, and subject to the terms of, the Limited Waiver.

(b) In consideration of the Loan Parties’ timely compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Loan Parties set forth herein, subject to the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, from the Forbearance Effective Date (as defined below) until the occurrence of a Termination Event (as defined below), each Swap Lender party hereto hereby agrees to refrain from exercising any rights such party may have to designate an Early Termination Date (howsoever defined or described) in respect of, or otherwise terminate, any Lender Swap Contract to which it is a party (including for the avoidance of doubt any transactions thereunder) and to forbear on the exercise of any rights and remedies thereunder, each as may arise as a result of an Event of Default, Potential Event of Default or Termination Event thereunder (as such terms are defined in the relevant Lender Swap Contract (including for the avoidance of doubt any transactions thereunder)) solely with respect to the Specified Default or any statements made by the Borrower or Guarantors in this Agreement regarding the Borrower’s inability to pay its debts which may trigger an Event of Default under Section 5(a)(vii) of the Lender Swap Contracts, but excluding any Section 2(a)(iii) rights which may be afforded to the Swap Lender under the relevant Lender Swap Contract.

(c) Effective as of the Forbearance Effective Date, each of the Lender Parties agrees that until the expiration or termination of the Forbearance Period, it will temporarily forbear from exercising its default-related rights and remedies against Borrower or any other Loan Party solely with respect to the Specified Default as provided in Section 3(a) and (b) above; provided, however, (i) the Obligations and accrued and unpaid L/C Fees shall bear interest at the Default Rate, (ii) the Borrower shall not be entitled to elect to have any Loans converted into or be continued as Eurodollar Rate Loans, (iii) notwithstanding anything in this Agreement to the contrary, all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement or any of the other Loan Documents during the continuance of any Event of Default shall be deemed to be effective or applicable and each Loan Party shall comply with all such limitations, restrictions or prohibitions, (iv) nothing herein shall restrict, impair or otherwise affect any Lender Party’s rights and remedies under any agreements (including, without limitation, agreements governing any Senior Notes) containing subordination provisions in favor of any or all of the Lender Parties (including, without limitation, any rights or remedies available to the Lender Parties as a result of the occurrence or continuation of any Specified Default) or amend or modify any provision thereof, (v) nothing herein shall restrict, impair or otherwise affect Agent’s right to file, record, publish or deliver a notice of default or document of similar effect under any state foreclosure law, (vi) nothing herein shall restrict, impair or otherwise affect Agent’s right to visit and inspect any of the Borrower’s properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants and (vii) nothing herein shall prohibit any Swap Lender from delivering notices or exercising rights and/or remedies (A) relating to any Events of Default, Potential Events of Default or Termination Events, each as defined in, and pursuant to, the applicable Lender Swap Contract other than arising directly as a result of the Specified Default or as a result of statements regarding the Borrower’s inability to pay its debts which would otherwise trigger an Event of Default under Section 5(a)(vii) of the Lender Swap Contracts and (B) pursuant to this Agreement. As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of (the occurrence of clause (i), (ii) or (iii), a “Termination Event”): (i) the occurrence of any Event of Default under Section 9.01(f) or 9.01(g) of the Credit Agreement or under Section 5(a)(vii) of any Lender Swap Contract (it being understood that an Event of Default under Section 5(a)(vii) shall not be deemed for these purposes to have arisen solely as a result of any statements made by the Borrower or Guarantors in this Agreement regarding the Borrower’s inability to pay its debts) (a “Bankruptcy Default”), (ii) the date on which Agent (acting at the direction of the Majority Lenders) delivers to Borrower a notice terminating the Forbearance Period, which notice may be delivered at any time upon or after the occurrence of any Forbearance Default (as hereinafter defined) other than a Bankruptcy Default, or (iii) October 29, 2020. As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Event of Default other than the Specified Default under the Credit Agreement or any Event of Default or Termination Event (howsoever defined) under the Lender Swap Contracts other than such Event of Default or Termination Event (howsoever defined) arising directly as a result of the Specified Default, (B) the failure of Borrower or any other Loan Party to comply timely with any term, condition, or covenant set forth in this Agreement, (C) the failure of any representation or warranty made by Borrower or any other Loan Party under or in connection with this Agreement to be true and complete as of the date when made or any other breach of any such representation or warranty, (D) any occurrence, event or change in facts or circumstances occurring on or after the Forbearance Effective Date other than the Specified Default that would have a Material Adverse Effect, (E) the repudiation and/or assertion of any defense by any Loan Party with respect to this Agreement or any Loan Document or any Lender Swap Contract or the pursuit of any claim by any Loan Party against the Agent, any Lender, any Swap Lender or any Released Person, (F) the payment by the Borrower or any Restricted Subsidiary of any interest, obligations, or other amounts in respect of the Senior Notes or (G) the termination or expiration of any other forbearance granted by another creditor of the Loan Parties. Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents.

(d) Upon the occurrence of a Termination Event, the agreement of the Lender Parties hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives. Borrower and the other Loan Parties each agrees that any or all of the Lender Parties may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, Lender Swap Contracts and any other Loan Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Specified Default. Without limiting the generality of the foregoing, upon the occurrence of a Termination Event, the Lender Parties may, in their sole discretion and without the requirement of any demand, presentment, protest, or notice of any kind, (i) suspend or terminate any commitment to provide Loans or other extensions of credit under any or all of the Credit Agreement and other Loan Documents and exercise any rights of termination under any transactions under any or all of the Lender Swap Contracts, (ii) continue to charge interest on any or all of the Obligations at the Default Rate, effective from and after the date of the Specified Default occurs and charge any default interest due on unpaid payment obligations under the Lender Swap Contracts, effective from and after the date such payment obligation was due and owing, or the occurrence of any Event of Default or Termination Event (howsoever so defined) under the Lender Swap Contracts, including any termination right arising as a direct result of the Specified Default, (iii) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (iv) foreclose or otherwise realize on any or all of the Collateral, and/or appropriate, setoff or apply to the payment of any or all of the Obligations, any or all of the Collateral, and (v) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, the Lender Swap Contracts or any other Loan Documents and/or applicable law, all of which rights and remedies are fully reserved by the Lender Parties.

(e) Any agreement by the Lender Parties to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of each of Agent and the Majority Lenders.

(f) Borrower and the other Loan Parties each acknowledge that the Lender Parties have not made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Specified Default may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.

(g) The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against Borrower or any other Loan Party are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(h) Borrower and the other Loan Parties acknowledge and agree that any Loan or other financial accommodation that any Lender Party makes on or after the Forbearance Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 6 hereof and the other covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

SECTION 4. Supplemental Terms, Conditions and Covenants During the Forbearance Period

The parties hereto hereby agree to comply with the following terms, conditions and covenants during the Forbearance Period, in each case notwithstanding any provision to the contrary set forth in this Agreement, the Credit Agreement or any other Loan Document:

(a) Borrower and each other Loan Party agrees that it shall not enter into any agreement to retain any additional investment banking firm, crisis manager, chief restructuring officer, consultant, financial advisor and/or other third-party professional without the prior written notice to the Agent.

(b) The Borrower has notified the Agent that it may terminate its Swap Contracts (the “Specified Derivatives”) during the Forbearance Period. Pursuant to Section 4.03(b) of the Credit Agreement, the Agent agrees that the notice provided by the Borrower is acceptable prior written notice. The Agent and the Lenders party hereto have determined that the Specified Derivatives do not have a Recognized Value in the Borrowing Base and agree to waive the Agent’s right to redetermine the Borrowing Base as a result of the termination of the Specified Derivatives under Section 4.03(b) of the Credit Agreement.

(c) Without limiting the Lender Parties’ rights under the Credit Agreement and other Loan Documents, Borrower and the other Loan Parties hereby agree to: (i) give Agent and its Representatives reasonable access during normal business hours to the offices, properties, officers, employees, accountants, auditors, counsel and other representatives, books and records of Borrower and the other Loan Parties, (ii) furnish to Agent and its Representatives such financial, operating and property related data and other information as such persons reasonably request, and (iii) instruct Borrower’s and any other Loan Party’s employees and financial advisors to cooperate reasonably with Agent and its Representatives in respect of the aforementioned clauses (i) and (ii). For purposes of this Agreement, the term “Representatives” shall mean Agent’s employees, agents, representatives, advisors and consultants (including any investment banker, financial advisor, accountant, legal counsel, agent, representative or expert retained by or acting on behalf of Agent).

(d) Borrower shall, during the Forbearance Period, provide to Latham & Watkins LLP (“Latham”) as counsel to the Agent an amount equal to $250,000 as an evergreen security retainer (the “Retainer”), which, along with all replenishments thereof, will be held by Latham as an advance towards its fees and expenses. Any portion of the Retainer that has not been applied to the reasonable fees and expenses of Latham in accordance with this Agreement and Section 11.04 of the Credit Agreement shall be returned to Borrower upon the repayment in full in cash of the Obligations.

(e) Borrower and each Loan Party agrees that it shall not, nor shall it permit any Subsidiary to, voluntarily prepay, redeem or repurchase any principal of, or interest or other amounts owing with respect to, any Indebtedness for borrowed money (including Indebtedness evidenced by the Senior Notes) other than the Obligations during the Forbearance Period.

(f) By 5:00 p.m. Central time on each Wednesday during the Forbearance Period, Borrower shall provide to the Agent and Opportune LLP a daily cash flow forecast in the form attached hereto as Exhibit B.

(g) Each Lender party hereto shall provide its pro rata funding obligation of the Specified Draw Amount.

(h) Subject to the exercise of any Section 2(a)(iii) rights under a Swap Lender Contract and the rights set forth herein, during the Forbearance Period, Borrower and each Loan Party agrees that it shall pay each regularly scheduled settlement payment owing by such Borrower or Loan Party, as applicable, to a Swap Lender under a Lender Swap Contract in accordance with the terms of the applicable Lender Swap Contract.

SECTION 5. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order as follows:

““First Forbearance” means that certain First Forbearance Agreement and Amendment to Amended and Restated Credit Agreement dated as of October 15, 2020, among the Borrower, the other Loan Parties, the Agent and each Lender, Swap Lender and Cash Management Party party thereto.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Excess Cash” and “Excluded Account” in their entireties as follows:

““Excess Cash” means, as of any date of determination, cash and cash equivalents of the Loan Parties other than (a) any cash allocated for, reserved or otherwise set aside to pay royalty obligations, working interest obligations, vendor payments, suspense payments, similar payments as are customary in the oil and gas industry, severance and ad valorem taxes, payroll, payroll taxes, other taxes, and employee wage and benefit payment obligations of the Borrower or any Restricted Subsidiary then due and owing and for which the Borrower or such Restricted Subsidiary has issued checks or has initiated wires or ACH transfers, (b) any cash allocated for, reserved or otherwise set aside to pay other amounts permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with this Agreement and other Loan Documents due and owing as of such date to Persons who are not Affiliates of the Loan Parties and for which obligations the Borrower or any of its Restricted Subsidiaries have issued checks or have initiated wires or ACH transfers, as certified by the Borrower in any Loan Notice or in connection with Section 2.04(d) with sufficient detail as is reasonably acceptable to the Agent, (c) until October 29, 2020, any cash allocated for, reserved or otherwise set aside to pay disbursements as set forth in either (x) the most recent cash flow forecast delivered pursuant to Section 4(f) of the First Forbearance and approved by the Agent, or, if no such forecast has been approved, (y) the cash flow forecast attached to the First Forbearance as Exhibit B, for which the Borrower or any of its Restricted Subsidiaries is forecast to pay, issue checks or initiate wires or ACH transfers within three (3) Business Days of such date, (d) any cash of the Borrower and its Restricted Subsidiaries constituting pledges and/or deposits securing any binding and enforceable purchase and sale agreement with any Persons who are not Affiliates of the Loan Parties, in each case to the extent permitted by this Agreement and (e) cash deposited with the L/C Issuer to cash collateralize Letters of Credit.”

““Excluded Accounts” means accounts exclusively used for payroll, payroll taxes or other employee wage and benefit payments, accounts exclusively holding assets subject to an escrow or purchase price adjustment mechanism, segregated accounts, the balance of which consists exclusively of funds due and owing to unaffiliated third parties in connection with royalty payment obligations owed to such third parties, or working interest payments received from unaffiliated third parties, solely to the extent such amounts constitute property of such third party held in trust and accounts having balances not greater than $2,500,000 in the aggregate for all such accounts.”

(c) Section 2.04(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) If the Loan Parties and their Subsidiaries have Excess Cash in excess of $15,000,000 in the aggregate on any Business Day, then the Borrower shall immediately prepay on the next succeeding Business Day in an amount equal to the lesser of (i) the amount of such excess and (ii) the principal amount of the outstanding Loans.”

SECTION 6. General Release; Indemnity.

(a) In consideration of, among other things, Agent’s, the Majority Lenders’, certain Swap Lenders’ and certain Cash Management Parties’ execution and delivery of this Agreement, each of Borrower and the other Loan Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Lender Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Forbearance Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or Lender Swap Contracts or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Borrower and the other Loan Parties, on the one hand, and any or all of the Lender Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. Notwithstanding the foregoing, the Releasors shall not waive, release or discharge any Claim against a Releasee with respect to such Releasee’s failure to fund the Specified Draw Amount. The receipt by Borrower or any other Loan Party of any Loans or other financial accommodations made by any Lender Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents, any Lender Swap Contracts and payment in full of the Obligations.

(b) Borrower and other Loan Parties each hereby agrees that it shall be, jointly and severally, obligated to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by or on behalf of any Person, including, without limitation, the respective officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, any other Loan Party, or any of their respective Subsidiaries, whether threatened or initiated, in respect of any claim for legal or equitable remedy under any statue, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of the Credit Agreement, the other Loan Documents, any Lender Swap Contracts, this Agreement or any other document executed and/or delivered in connection herewith or therewith; provided, that neither Borrower nor any other Loan Party shall have any obligation to indemnify or hold harmless any Releasee hereunder with respect to liabilities to the extent they result from the gross negligence or willful misconduct of that Releasee as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower and other Loan Parties each agrees to make the maximum contribution to the payment and satisfaction thereof that is permissible under applicable law. The foregoing indemnity shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents, any Lender Swap Contracts and the payment in full of the Obligations.

(c) Each of Borrower and other Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Loan Party pursuant to Section 6(a) hereof. If Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower and other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 7. Representations, Warranties And Covenants Of Borrower and Other Loan Parties. To induce Agent and the other Lender Parties to execute and deliver this Agreement, each of Borrower and other Loan Parties represents, warrants and covenants that:

(a) The execution, delivery and performance by each of Borrower and the other Loan Parties of this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents have been duly authorized by all necessary corporate or organizational action, and this Agreement and all documents and instruments delivered in connection herewith and the Credit Agreement and all other Loan Documents are legal, valid and binding obligations of such Loan Parties enforceable against such parties in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) Except with respect to the Specified Default, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any representation and warranty qualified by materiality shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty qualified by materiality shall be true and correct in all respects) as of such earlier date;

(c) Neither the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party or any of their respective property is bound;

(d) As of the date hereof, no Event of Default has occurred or is continuing under this Agreement, the Credit Agreement or any other Loan Document;

(e) The Lender Parties’ security interests in the Collateral continue to be valid, binding, and enforceable first-priority security interests that secure the Obligations (subject only to the Permitted Liens), and, to the knowledge of the Borrower, no deficient tax or judgment liens are currently of record against Borrower or any other Loan Party; and

(f) The recitals to this Agreement are true and correct.

SECTION 8. Ratification of Liability. Borrower and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document. Borrower and the other Loan Parties further agree and reaffirm that the Loan Documents to which they are parties now apply to all Obligations as defined in the Credit Agreement, (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 9. Reference To And Effect Upon The Credit Agreement.

(a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. Borrower and the other Loan Parties hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that neither Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived (other than as provided in Section 8 hereof), are hereby reinstated.

(c) From and after the Forbearance Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) Except as expressly provided in Section 3 hereof, no Lender Party has waived (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Specified Default or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Specified Default solely to the extent expressly set forth herein), that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

(e) Borrower and the Loan Parties acknowledge and agree that the Lender Parties’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Specified Default during the Forbearance Period does not in any manner whatsoever limit any Lender Party’s right to insist upon strict compliance by Borrower and the other Loan Parties with the Credit Agreement, this Agreement or any other Loan Document during the Forbearance Period, except as expressly set forth herein.

(f) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 10. Costs And Expenses. Borrower shall, in accordance with the terms of the Credit Agreement, reimburse Agent promptly on demand for all fees, costs, charges and expenses, including the reasonable and documented fees, costs and expenses of counsel and other expenses, incurred in connection with this Agreement and the other agreements and documents executed and/or delivered in connection herewith.

SECTION 11. Governing Law; Submission to Jurisdiction and Venue. THE PROVISIONS OF SECTION 11.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF VENUE AND SERVICE OF PROCESS SHALL APPLY TO THIS AGREEMENT, MUTATIS MUTANDIS.

SECTION 12. Construction This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Loan Documents or any Lender Swap Contract, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may”.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 14. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SECTION 15. Time of Essence. Time is of the essence in the performance of each of the obligations of Borrower and the other Loan Parties hereunder and with respect to all conditions to be satisfied by such parties.

SECTION 16. Further Assurances. Borrower and each other Loan Party agrees to take all further actions and execute all further documents as Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 17. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 18. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 19. Effectiveness. This Agreement shall become effective at the time (the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by Agent and Lenders in their sole discretion:

(a) Borrower shall have irrevocably requested the reduction of the Loan Notice dated October 8, 2020, to request a Borrowing of Loans in the amount of $10,000,000.

(b) Agent shall have received duly executed signature pages for this Agreement signed by Agent, Majority Lenders, Borrower and the other Loan Parties.

(c) Borrower’s payment of (i) all costs and expenses of Agent, including without limitation, the reasonable fees and expenses of Latham & Watkins LLP and Opportune LLP invoiced on or prior to the date hereof and (ii) a retainer to Latham & Watkins LLP in an amount of $250,000 and a retainer to Opportune LLP in an amount of $200,000.

(d) Borrower and each other Loan Party shall have delivered to Agent evidence of the corporate authority of each such party to execute, deliver and perform its obligations under this Agreement and, as applicable, all other agreements and documents executed in connection therewith.

(e) The representations and warranties contained herein shall be true and correct, and no Forbearance Default or event that with notice, the passage of time or both would constitute a Forbearance Default shall exist on the date hereof.

(f) All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Agent.

SECTION 20. Waiver of Jury Trial Right And Other Matters. BORROWER AND THE OTHER LOAN PARTIES EACH HEREBY WAIVES (i) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION; (ii) PRESENTMENT, DEMAND AND PROTEST, AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NONPAYMENT, MATURITY, RELEASE WITH RESPECT TO ALL OR ANY PART OF THE OBLIGATIONS OR ANY COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY ANY LENDER PARTY ON WHICH BORROWER OR ANY OTHER LOAN PARTY MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER SUCH LENDER PARTY MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL, THE OTHER COLLATERAL OR ANY BOND OR SECURITY THAT MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING ANY LENDER PARTY TO EXERCISE ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS AND ALL RIGHTS WAIVABLE UNDER ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE; (v) ANY RIGHT BORROWER OR ANY OTHER LOAN PARTY MAY HAVE UPON PAYMENT IN FULL OF THE OBLIGATIONS TO REQUIRE ANY LENDER PARTY TO TERMINATE ITS SECURITY INTEREST IN THE COLLATERAL, OTHER COLLATERAL OR IN ANY OTHER PROPERTY OF BORROWER OR ANY OTHER LOAN PARTY UNTIL TERMINATION OF THE FINANCING AGREEMENT IN ACCORDANCE WITH ITS TERMS AND THE EXECUTION BY BORROWER, AND BY ANY PERSON WHO PROVIDES FUNDS TO BORROWER THAT ARE USED IN WHOLE OR IN PART TO SATISFY THE OBLIGATIONS, OF AN AGREEMENT INDEMNIFYING ANY OR ALL OF THE LENDER PARTIES FROM ANY LOSS OR DAMAGE ANY SUCH PARTY MAY INCUR AS THE RESULT OF DISHONORED CHECKS OR OTHER ITEMS OF PAYMENT RECEIVED BY SUCH LENDER PARTY FROM BORROWER, OR ANY ACCOUNT DEBTOR AND APPLIED TO THE OBLIGATIONS AND RELEASING AND INDEMNIFYING, IN THE SAME MANNER AS DESCRIBED IN SECTION 6 OF THIS AGREEMENT, THE RELEASEES FROM ALL CLAIMS ARISING ON OR BEFORE THE DATE OF SUCH TERMINATION STATEMENT; AND (vi) NOTICE OF ACCEPTANCE HEREOF, AND BORROWER AND THE OTHER LOAN PARTIES EACH ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT’S AND THE OTHER LENDER PARTIES’ ENTERING INTO THIS AGREEMENT AND THAT SUCH PARTIES ARE RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH BORROWER AND THE OTHER LOAN PARTIES. BORROWER AND THE OTHER LOAN PARTIES EACH WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 21. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Borrower, the other Loan Parties, the Lender Parties and their respective successors and assigns; provided, that neither Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder or to assign any of its rights or remedies set forth in this Agreement without the prior written consent of Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 6 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 6 hereof) are hereby expressly disclaimed.

SECTION 22. Final Agreement. This Agreement, the Credit Agreement, the other Loan Documents, the Lender Swap Contracts and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any Lender’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

[Signature pages follow]

IN WITNESS WHEREOF, this First Forbearance Agreement has been executed by the parties hereto as of the date first written above.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Quentin Hicks
Name:	Quentin Hicks
Title:	Chief Financial Officer

GUARANTORS

GATOR MARINE, INC.
GATOR MARINE IVANHOE, INC.
GRIZZLY HOLDINGS, INC.
GULFPORT APPALACHIA, LLC
GULFPORT MIDCON, LLC
GULFPORT MIDSTREAM HOLDINGS, LLC
JAGUAR RESOURCES LLC
PUMA RESOURCES, INC.
WESTHAWK MINERALS LLC

By:	/s/ Quentin Hicks
Name:	Quentin Hicks
Title:	Chief Financial Officer

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as Administrative Agent and L/C Issuer

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

LENDERS:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Swap Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Swap Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Authorized Signatory

By:	/s/ Didier Siffer
Name:	Didier Siffer
Title:	Authorized Signatory

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Tim Green
Name:	Tim Green
Title:	Director

WELLS FARGO BANK, N.A.,
as a Swap Lender

By:	/s/ Roger Heintzelman
Name:	Roger Heintzelman
Title:	Authorized Signatory

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

BBVA USA,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher W Ripp
Name:	Christopher W Ripp
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
as a Swap Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Scott Easey
Name:	Scott Easey
Title:	Associate Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President - Amegy Bank Division

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Hugo Diogo
Name:	Hugo Diogo
Title:	Attorney-in-fact

By:	/s/ Michael Braun
Name:	Michael Braun
Title:	Executive Director

ABN AMRO BANK N.V.,
as a Swap Lender

By:	/s/ Hugo Diogo
Name:	Hugo Diogo
Title:	Attorney-in-fact

By:	/s/ Igor Kana
Name:	Igor Kana
Title:	Executive Director

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Scott R. Evan
Name:	Scott R. Evan
Title:	Authorized Signatory

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Drew Krittenbrink
Name:	Drew Krittenbrink
Title:	Assistant Vice President

BOKF, NA DBA BANK OF OKLAHOMA,
as a Swap Lender

By:	/s/ Janet Mallow
Name:	Janet Mallow
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as a Swap Lender

By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Timothy Brendel
Name:	Timothy Brendel
Title:	Senior Vice President

SIGNATURE PAGE TO

FORBEARANCE AGREEMENT

EXHIBIT A

(Specified Default)

I. Defaults and events of default or termination events that shall arise under the respective Credit Agreement, Lender Swap Contracts or other Loan Documents from Borrower’s failure to make a payment in respect of Senior Notes, when and as the same becomes due and payable on October 15, 2020, in accordance with Section 9.01(e) of the Credit Agreement.

(i)

EXHIBIT B

(Daily Cash Flow Forecast)

[see attached]

(ii)